SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2004

                                     -------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-16239                  06-1481060
      (State or other        (Commission file number)      (I.R.S. employer
      jurisdiction of                                    identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                         06810
   (Address of principal                                      (Zip code)
    executive offices)



      Registrant's telephone number, including area code: (203) 794-1100



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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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


Item 5. Other Events.

      On June 29, 2004, ATMI, Inc., a Delaware corporation, issued a press release announcing that it entered into a definitive agreement to sell its specialty silicon epitaxial services business located in Mesa, Arizona, to International Rectifier Corporation (NYSE: IRF), a world leader in power management technology, subject to customary closing conditions and certain third party approvals

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated June 29, 2004, entitled "ATMI to Sell Epitaxial Services to International Rectifier".







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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          ------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President,
                                                 Treasurer and Chief Financial
                                                 Officer


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